Exhibit 99.3

Unaudited Pro Forma Condensed Consolidated Balance Sheets

As of June 30, 2022

(In thousands)

	Gresham	Giga-tronics	Pro Forma
	30-Jun	25-Jun	Transaction		Pro Forma
	2022	2022	Adjustments	Notes	Combined

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$1,686	$400	$598	A,G	$2,684
Marketable equity securities			—		-
Accounts receivable	5,503	1,510	—		7,013
Accrued revenue	2,177	609	—		2,786
Inventories, net	5,014	4,439	(2,122)	B	7,331
Prepaid expenses and other current assets	944	85	-		1,029
TOTAL CURRENT ASSETS	15,324	7,043	(1,524)		20,843

Intangible assets, net	3,634	—	—		3,634
Goodwill	9,086	—	10,459	C	19,545
Property and equipment, net	1,862	352	—		2,214
Right-of-use assets	3,899	431	—		4,330
Other assets	89	406	(177)	D	318
TOTAL ASSETS	$33,894	$8,232	$8,758		$50,884

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	5,663	2,275	—		7,938
Accounts payable and accrued expenses, related party	-		638	E	638
Operating lease liability, current	674	488	—		1,162
Revolving credit facility	-		—		-
Notes payable, net	1,737	2,482	—		4,219
Notes payable, related parties	—	—	4,250	A	4,250
Short term advances, related parties	1,247	—	—		1,247
Other current liabilities	1,549	356	—		1,905
TOTAL CURRENT LIABILITIES	10,870	5,601	4,888		21,359

LONG TERM LIABILITIES			—
Operating lease liability, non-current	3,276	83	—		3,359
Notes payable			—		-
Notes payable, related parties			—		-
Other non-current liabilities	26	19	—		45
TOTAL LIABILITIES	14,172	5,703	4,888		24,763

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Net parent investment	32,247	—	(32,247)	F	-
Series B, C, D & E convertible preferred stock	—	2,835	(2,835)	G	-
Series F convertible preferred stock:	—	—	4,990	H	4,990
Common stock; no par value	—	34,894	(525)	B through J	34,369
Additional paid-in capital	713	—	(713)	I	-
Accumulated deficit	(12,112)	(35,200)	35,200	J	(12,112)
Accumulated other comprehensive loss	(1,847)	-	—		(1,847)
TOTAL STOCKHOLDERS’ EQUITY	19,001	2,529	3,870		25,400

Non-controlling interest	721	—	—		721

TOTAL STOCKHOLDERS' EQUITY	19,722	2,529	3,870		26,121

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$33,894	$8,232	$8,758		$50,884

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended June 30, 2023
(in thousands, except share and per share data)

	For the Six Months Ended		Pro Forma
	June 30,	June 25,	Transaction		Pro Forma
	2022	2022	Adjustments	Notes	Combined
	Gresham	Giga-tronics

Revenue	$13,748	$3,366			$17,114
Cost of revenue	9,568	$2,552			12,120
Gross profit	4,180	814	—		4,994

Operating expenses
Engineering and product development	914	597			1,511
Selling, general, and administrative	5,315	2,582			7,897
Total operating expenses	6,229	3,179	—		9,408

Loss from continuing operations	(2,049)	(2,365)	—		(4,414)
Other income (expenses)	72	—			72
Interest expense, related party	(11)	—	(213)	AA	(224)
Interest expense	(464)	(58)			(522)
Other income (expenses)		(3)			(3)
Total other income (expenses), net	(403)	(61)	(213)		(677)

Loss from continuing operations before income taxes	(2,452)	(2,426)	(213)		(5,091)
Income tax benefit (expense)	(7)	8			1
Net loss	(2,459)	(2,418)	(213)		(5,090)
Deemed dividend on Series E shares	—	(48)	48	AB	—
Cumulative dividend on Series E shares	—	43	(43)	AC	—
Net (gain) attributable to non-controlling interest	335	—			335
Net loss attributable to Gresham Worldwide	$(2,124)	$(2,423)	$(208)		$(4,755)

Basic and diluted net loss per common share	(0.73)	(0.87)			(0.83)

Weighted average common shares outstanding, basic and diluted	2,920	2,777		AD	5,697

Comprehensive loss
Loss available to common stockholders	$(2,124)	$(2,423)	$(208)		$(4,755)
Foreign currency translation adjustment	(1,607)	—			(1,607)
Total comprehensive loss	$(3,731)	$(2,423)			$(6,362)

Notes to Unaudited Pro Forma Condensed Combined Financial Information

1. Basis of Presentation

The Business Combination is accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, the acquiring company for accounting purposes (Gresham) is not the legal acquirer (the legal acquirer is GIGA), and therefore “reverse acquisition” accounting principles apply. Accordingly, for accounting purposes, the consolidated financial statements of the combined company will represent a continuation of the consolidated financial statements of Gresham.

The Fiscal year for the GIGA ended on March 26, 2022. The Gresham's year ends on December 31, 2022. To align the period for GIGA and Gresham, the unaudited pro forma condensed financial information has been presented on calendar year basis. The combined balance sheet as of June 30, 2022 gives pro forma effect to the Business Combination and the other related events contemplated by the share exchange agreement as if consummated on January 1, 2021. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2022 give pro forma effect to the Business Combination and the other related events contemplated by the share exchange agreement as if consummated on January 1, 2021, the beginning of the earliest period presented, on the basis of Gresham as the accounting acquirer.

The unaudited pro forma condensed combined financial information was derived from and should be read in conjunction with the following historical financial statements and the accompanying notes filed with the SEC, which include

•
the historical unaudited financial statements of Giga-tronics for the three months ended June 25, 2022;
•
the historical audited financial statements of Giga-tronics for the fiscal year ended March 26, 2022;
•
the historical audited financial statements of Giga-tronics for the nine months ended December 25, 2021;
•
the historical unaudited condensed consolidated financial statements of Gresham as of and for the six months ended June 30, 2022; and
•
other information relating to GIGA and Gresham included in Form 8-K, including the share exchange agreement .

Management has made significant estimates and assumptions in its determination of the pro forma adjustments based on information available as of the date of this Amendment. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented as additional information becomes available. Management considers this basis of presentation to be reasonable under the circumstances.

2. Accounting Policies

Upon consummation of the Business Combination, management will perform a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the post-combination company. Management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

3. Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

A. Reflects GIGA receiving $4.25 million Cash from BitNile, as Notes payable, related party.

B. Reflects fair value of Inventory adjustment on acquisition.

C. Reflects recognition of $10.5 million in Goodwill according to Accounting Standards Codification (“ASC”) 805, Business Combinations.

D. Fair value adjustment of Other assets due to write off of Capitalized software on Business Combination.

E. Reflects accrued interest @ of 10% per annum on $4.25 million related party Notes payable per A above.

F. Reflects the conversion of Net parent investment at Gresham into common stock of GIGA.

G. Reflects the Cash payment of $ 3.65 million on redemption of GIGA’s preferred stock and recognition of $0.8 million of deemed dividend in common stock for redemption value in excess of carrying value of preferred stock.

H. Reflects the issuance of 514.8 new shares of Series F convertible preferred stock to BitNile convertible into 3,960,043 shares of common stock of GIGA at weighted average price of $1.26 per Common stock for a total of $5 million.

I. Reflects the elimination of Gresham’s historical Additional paid-in capital.

J. Reflects the elimination of GIGA’s historical accumulated deficit

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

AA. Reflects the recognition of interest expense @10% per annum on the related party Notes payable.

AB. Reflects the elimination of of deemed dividend on preferred stock due to redemption in Business Combination.

AC. Reflects the elimination of preferred dividend due to redemption of preferred stock.

AD. Reflects the conversion of Net parent investment at Gresham into 2,920,085 common stock of GIGA.